Exhibit 10.1

FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT

THIS FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT (this “Amendment”), dated as of June 7, 2019 (the “Effective Date”), is made by and among PARLEX 2 FINANCE, LLC, a Delaware limited liability company (“Parlex 2”), PARLEX 2A FINCO, LLC, a Delaware limited liability company (“Parlex 2A”), PARLEX 2 UK FINCO, LLC, a Delaware limited liability company (“Parlex 2 UK”), PARLEX 2 EUR FINCO, LLC, a Delaware limited liability company (“ Parlex 2 EUR”), PARLEX 2 AU FINCO, LLC, a Delaware limited liability company (“Parlex 2 AU”), PARLEX 2 CAD FINCO, LLC, a Delaware limited liability company (“Parlex 2 CAD”, and together with Parlex 2, Parlex 2A, Parlex 2 UK, Parlex 2 EUR, Parlex 2 AU and any other Person when such Person joins as a Seller hereunder from time to time, individually and/or collectively as the context may require, “Seller”), BLACKSTONE MORTGAGE TRUST, INC., a Maryland corporation (“Guarantor”) (for the purpose of acknowledging and agreeing to the provision set forth in Section 3 hereof), and CITIBANK, N.A., a national banking association (“Buyer”).

W I T N E S S E T H:

WHEREAS, Seller and Buyer have entered into that certain Fourth Amended and Restated Master Repurchase Agreement, dated as of February 15, 2019 (as the same may be further amended, supplemented, extended, restated, replaced or otherwise modified from time to time, the “Repurchase Agreement”);

WHEREAS, all capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Repurchase Agreement;

WHEREAS, Seller and Buyer desire to modify certain terms and provisions of the Repurchase Agreement as set forth herein.

NOW, THEREFORE, in consideration of ten dollars ($10) and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Seller and Buyer covenant and agree as follows as of the Effective Date and Guarantor acknowledges and agrees as to the provision set forth in Section 3 as of the Effective Date:

1. Modification of Repurchase Agreement. The following definitions in Section 2 of the Repurchase Agreement are hereby deleted in their entirety and the following corresponding definitions are substituted therefor:

“Facility Amount” shall mean, subject to Section 30(j) of this Agreement, One Billion Two Hundred Fifty Million Dollars ($1,250,000,000); provided that whenever under this Agreement Seller and Buyer are required or otherwise need to calculate whether the Facility Amount has been or would be exceeded, then all applicable amounts for Foreign Purchased Loans necessary for such calculation shall be converted to U.S. Dollars based on the Purchase Date Spot Rate (U.S. Dollars) for such Foreign Purchased Loan for all purposes of such calculation.

“Facility Availability Period” shall mean the period commencing on June 12, 2013 and ending on June 7, 2022 (or if such day is not a Business Day, the next succeeding Business Day). Notwithstanding anything herein to the contrary, at any time during the Facility Availability Period, Seller may request an extension of the Facility Availability Period which extension shall be in Buyer’s sole discretion and subject to terms and conditions determined by Buyer in its sole discretion.

2. Seller’s Representations. Seller has taken all necessary action to authorize the execution, delivery and performance of this Amendment. This Amendment has been duly executed and delivered by or on behalf of Seller and constitutes the legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms subject to bankruptcy, insolvency, and other limitations on creditors’ rights generally and to equitable principles. No Event of Default has occurred and is continuing, and no Event of Default will occur as a result of the execution, delivery and performance by Seller of this Amendment. Any consent, approval, authorization, order, registration or qualification of or with any Governmental Authority required for the execution, delivery and performance by Seller of this Amendment has been obtained and is in full force and effect (other than consents, approvals, authorizations, orders, registrations or qualifications that if not obtained, are not reasonably likely to have a Material Adverse Effect).

3. Reaffirmation of Guaranty. Guarantor has executed this Amendment for the purpose of acknowledging and agreeing that, notwithstanding the execution and delivery of this Amendment and the amendment of the Repurchase Agreement hereunder, all of Guarantor’s obligations under the Guaranty remain in full force and effect and the same are hereby irrevocably and unconditionally ratified and confirmed by Guarantor in all respects.

4. Full Force and Effect. Except as expressly modified hereby, all of the terms, covenants and conditions of the Repurchase Agreement and the other Transaction Documents remain unmodified and in full force and effect and are hereby ratified and confirmed by Seller. Any inconsistency between this Amendment and the Repurchase Agreement (as it existed before this Amendment) shall be resolved in favor of this Amendment, whether or not this Amendment specifically modifies the particular provision(s) in the Repurchase Agreement inconsistent with this Amendment. All references to the “Agreement” in the Repurchase Agreement or to the “Repurchase Agreement” in any of the other Transaction Documents shall mean and refer to the Repurchase Agreement as modified and amended hereby.

5. No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Buyer under the Repurchase Agreement, any of the other Transaction Documents or any other document, instrument or agreement executed and/or delivered in connection therewith.

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6. Headings. Each of the captions contained in this Amendment are for the convenience of reference only and shall not define or limit the provisions hereof.

7. Counterparts. This Amendment may be executed in any number of counterparts, and all such counterparts shall together constitute the same agreement. Signatures delivered by email (in PDF format) shall be considered binding with the same force and effect as original signatures.

8. Governing Law. This Amendment shall be governed in accordance with the terms and provisions of Section 20 of the Repurchase Agreement.

[No Further Text on this Page; Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives as of the day and year first above written and effective as of the Effective Date.

BUYER:

CITIBANK, N.A.

By:	/s/ Richard B. Schlenger
Name:	Richard B. Schlenger
Title:	Authorized Signatory

[SIGNATURES CONTINUE ON NEXT PAGE]

[Signature Page to First Amendment to Fourth Amended and Restated Master Repurchase Agreement]

SELLER:

PARLEX 2 FINANCE, LLC, a Delaware limited liability company

By:	/s/ Douglas N. Armer

Name: Douglas N. Armer
Title: Managing Director, Head of Capital Markets and Treasurer

PARLEX 2A FINCO, LLC, a Delaware limited liability company

By:	/s/ Douglas N. Armer

Name: Douglas N. Armer
Title: Managing Director, Head of Capital Markets and Treasurer

PARLEX 2 UK FINCO, LLC, a Delaware limited liability company

By:	/s/ Douglas N. Armer
Name: Douglas N. Armer
Title: Managing Director, Head of Capital Markets and Treasurer

PARLEX 2 EUR FINCO, LLC, a Delaware limited liability company

By:	/s/ Douglas N. Armer

Name: Douglas N. Armer
Title: Managing Director, Head of Capital Markets and Treasurer

[SIGNATURES CONTINUE ON NEXT PAGE]

[Signature Page to First Amendment to Fourth Amended and Restated Master Repurchase Agreement]

PARLEX 2 AU FINCO, LLC, a Delaware limited liability company

By:	/s/ Douglas N. Armer

Name: Douglas N. Armer
Title: Managing Director, Head of Capital Markets and Treasurer

PARLEX 2 CAD FINCO, LLC, a Delaware limited liability company

By:	/s/ Douglas N. Armer

Name: Douglas N. Armer
Title: Executive Vice President, Capital Markets, and Treasurer

GUARANTOR:

BLACKSTONE MORTGAGE TRUST, INC.,

By:	/s/ Douglas N. Armer
Name: Douglas N. Armer
Title: Executive Vice President, Capital Markets, and Treasurer

[Signature Page to First Amendment to Fourth Amended and Restated Master Repurchase Agreement]